POWER OF ATTORNEY
Know all by these presents, that the
 undersigned hereby constitutes and
appoints Michael Gravelle, Colleen Haley,
 Anthony Park or Carol Nairn, signing
 singly, the undersigned?s true and
lawful attorney in fact to:
(1)	execute for and on behalf of
 the undersigned, in the undersigned?s
capacity as an officer and/or director
 of Fidelity National Financial, Inc.
(the ?Company?), a Form 3 (Initial
Statement of Beneficial Ownership of
Securities), Form 4 (Statement of
Changes in Beneficial Ownership),
and/or Form 5 (Annual Statement of
 Changes in Beneficial Ownership),
in accordance with Section 16(a) of
 the Securities Exchange Act of 1934
 and the rules thereunder;
(2)	do and perform any and all
acts for and on behalf of the
 undersigned which may be necessary
or desirable to complete and execute
 such Form(s) and to timely file such
 Form(s) with the United States
 Securities and Exchange Commission
 and any stock exchange or similar

 authority; and
(3)	take any other action of
any type whatsoever in connection
with the foregoing which, in the
opinion of such attorney in fact,
 may be of benefit to, in the best
 interest of, or legally required
by, the undersigned, it being
understood that the documents
executed by such attorney in
fact on behalf of the undersigned
 pursuant to this Power of Attorney
 shall be in such form and shall
 contain such terms and conditions
 as such attorney in fact may
approve in such attorney in
fact?s discretion.
The undersigned hereby grants
 to such attorney in fact full
 power and authority to do and
 perform any and every act and
 thing whatsoever requisite,
necessary, or proper to be
done in the exercise of any
of the rights and powers
herein granted, as fully
to all intents and purposes
 as the undersigned might or
 could do if personally present,
 with full power of substitution
 or revocation, hereby ratifying
 and confirming all that such
attorney in fact, or such
attorney in fact?s substitute
 or substitutes, shall lawfully
 do or cause to be done by
virtue of this Power of Attorney
 and the rights and powers
herein granted.  The undersigned
 acknowledges that the foregoing
attorney in fact, in serving in
 such capacity at the request
of the undersigned, is not
assuming, nor is the Company
assuming, any of the undersigned?s
 responsibility to comply with
Section 16 of the Securities
Exchange Act of 1934.
This Power of Attorney shall
remain in full force and
effect until revoked by the
 undersigned in a signed
writing delivered to the
foregoing attorney in fact.
IN WITNESS WHEREOF,  the
undersigned has caused this
 Power of Attorney to be
executed as of this 14th
day of August, 2014.
							____________________________

/s/ Michael L. Gravelle